Exhibit 10.58

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

AMENDMENT

Effective as of August 1, 2005, the Distribution Agreement dated January 1, 2005 by and between Diversa Corporation (“Diversa”) and Valley Research (“VRi”), (hereinafter “Agreement”) is hereby amended to include the following changes:

The following shall be added to Article 1:

“[...***...]” means Diversa Enzyme designated [...***...], under whatever name, mark, or description Diversa shall hereafter elect to manufacture and sell such enzyme.

“Forecast” has the meaning set forth in Section 4.6.2

“Option” has the meaning set forth in Section 4.6.

“Option Period” has the meaning set forth in 4.6.1

“Option Territory” means any Territory in which VRi has exercised the Option.

The following shall be added to Article 4:

4.6 Grant of Option. Excluding the Archer Daniels Midland Company, Diversa hereby grants to VRi a first option to obtain exclusive rights to sell and offer for sale [...***...] to any Approved Customers for use by such Approved Customers solely in the applicable Field and applicable Territory, (the “Option”).

4.6.1 Option Period. The Option shall be exercisable by VRi at any time during the Term of the Agreement.

4.6.2. Exercise of Option. VRi shall provide written notice to Diversa during the Option Period of VRi’s election to exercise its Option. Diversa and VRi together shall, in good faith, determine an appropriate forecast for sale of [...***...] in the Option Territory (the “Forecast”). Upon mutual written agreement of the Forecast, Diversa shall grant VRi the exclusive right to sell and offer for sale [...***...] to Approved Customers for use by such Approved Customers solely in the applicable Field and applicable Option Territory.

***	Confidential Treatment Requested

Paragraph 16.1 shall be modified to read as follows:

16.1 This Agreement shall commence on the Effective Date and shall continue in effect, subject to termination as hereinafter provided, until December 31, 2007 (the “Initial Term”). Notwithstanding the above, in regard to the distribution of [...***...], this Agreement shall continue in effect subject to termination as hereinafter provided, until the date five (5) years after Diversa obtains CVM approval for sale of the [...***...] enzyme.

Addendum ‘A’ shall be deleted and replaced with the attached Addendum ‘A’

Addendum ‘B’ shall be deleted and replaced with the attached Addendum ‘B’

Addendum ‘C’ shall be deleted and replaced with the attached Addendum ‘C’

All other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties, intending to be legally bound, have caused this amendment to be executed by their respective duly authorized representatives.

Valley Research		Diversa Corporation

/s/ Arthur E. Sears		/s/ Edward T. Shonesy
By:	Arthur E. Sears	By:	Edward T. Shonsey
Its:	President	Its:	CEO

/s/ William H. Baum
		By:	William H. Baum
		Its:	Executive Vice President, Biosciences Products

***	Confidential Treatment Requested

ADDENDUM A

DIVERSA ENZYMES

Effective Date:	January 1, 2005
Diversa Enzyme	Reformulation Acceptable	Container Description	Minimum Order (Units)	Base Price (US$/Unit)[1]
[... ***... ]	[...***...]	1 ton tote	1	$[...***...]

[1]	FCA at Fermic S.A. de C.V., Mexico City, Mexico (Free Carrier, as defined by Incoterms 2000)
***	Confidential Treatment Requested

ADDENDUM B

MINIMUM SALES REQUIREMENT

Effective Date:	January 1, 2005					Minimum Sales Requirement (US Dollars)
Diversa Enzyme	Field	Territory	Approved Customer	Status		Q1***	Q2	Q3	Q4	Total

[...***...]	[...***...]	[...***...]	All**	[...***...]		$[...***...]	$[...***...]	$[...***...]	$[...***...	$[...***...]

	[...***...]	[...***...]	All**	[...***...]		$[...***...]	$[...***...]	$[...***...]	$[...***...]	$[...***...]

	[...***...]	[...***...]	All**	[...***...]		$[...***...]	$[...***...]	$[...***...]	$[...***...]	$[...***...]

					TOTAL:	$[...***...]	$[...***...]	$[...***...]	$[...***...]	$[...***...]

*	Excludes [...***...] produced in facilities using [...***...] alone or in combination with [...***...]
**	Excludes the Archer Daniels Midland Company Worldwide
***	[...***...] Q1 starts as of the date Diversa obtains CVM approval
***	Confidential Treatment Requested

ADDENDUM C

MINIMUM PURCHASE REQUIREMENT

Diversa Enzyme	Time Period*	Minimum Purchase Requirement (US Dollars)
[...***...]	Year 1	$[...***...]
	Year 2	$[...***...]
	Year 3	$[...***...]
	Year 4	$[...***...]
	Year 5	$[...***...]

**	[...***...] Year 1 starts as of the date Diversa obtains CVM approval
***	Confidential Treatment Requested